                                                           DRAFT
                                                           EXHIBIT 1.1


                          1,000,000 CAPITAL SECURITIES

                       HEARTLAND FINANCIAL CAPITAL TRUST I

                     ________ % CUMULATIVE CAPITAL SECURITIES
              (LIQUIDATION PREFERENCE OF $25 PER CAPITAL SECURITY)

                         FORM OF UNDERWRITING AGREEMENT
                         ------------------------------


                                                       _________ _____, 1999

Dain Rauscher Wessels, a division of
Dain Rauscher Incorporated
Howe Barnes Investments, Inc.
c/o Dain Rauscher Incorporated
Dain Rauscher Plaza
60 South Sixth Street
Minneapolis, Minnesota 55402

Ladies and Gentlemen:

         Heartland Financial USA, Inc., a Delaware corporation (the "Company"), and its subsidiary, Heartland Financial Capital Trust I, a statutory business trust organized under the Delaware Business Trust Act (the "Delaware Act") (the "Trust" and, together with the Company, the "Offerors"), propose, subject to the terms and conditions stated herein, to issue and sell to you (the "Underwriters"), an aggregate of 1,000,000 of the Trust's ____% Cumulative Capital Securities, with a liquidation preference of $25.00 per capital security (the "Capital Securities"). The Offerors propose that the Trust issue the Capital Securities pursuant to an amended and restated trust agreement, by First Union Trust Company, National Association, a national banking association ("First Union"), as Property Trustee and Delaware Trustee, the administrative trustees named therein (the "Administrative Trustees") and the Company and by the holders from time to time of undivided beneficial interests in the Trust (the "Trust Agreement"). The Capital Securities will be guaranteed by the Company (the "Guarantee") as set forth in a Capital Securities Guarantee Agreement (the "Guarantee Agreement"), to be dated ________ __, 1999, between the Company and First Union, as trustee (the "Guarantee Trustee").

         The proceeds of the sale of the Capital Securities will be used to purchase junior subordinated deferrable interest debentures (the "Junior Subordinated Debentures") issued by the Company pursuant to that certain Indenture, to be dated _________ __, 1999, between the Company and First Union, as trustee (the "Indenture").


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         The Offerors have filed with the Securities and Exchange Commission
(the "Commission") a registration statement on Form S-3 (File Nos. 333-_______ and 333-______) for the registration of the Capital Securities, the Guarantee and the Junior Subordinated Debentures under the Securities Act of 1933, as amended (the "Act") and the rules and regulations thereunder and the qualification of the Indenture, the Trust Agreement and the Guarantee under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations thereunder. If the Offerors have elected to rely upon Rule 430A under the Act, they will prepare and file a prospectus (or a term sheet meeting the requirements of Rule 434) pursuant to Rule 424(b) that discloses the information previously omitted from the prospectus in reliance upon Rule 430A. Such registration statement, as amended at the time it is or was declared effective by the Commission, and, in the event of any amendment thereto after the effective date and prior to the Closing Date (as hereinafter defined), such registration statement as so amended (but only from and after the effectiveness of such amendment), including a registration statement (if any) filed pursuant to Rule 462(b) under the Act increasing the size of the offering registered under the Act and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rules 430A(b) and 434(d) under the Act, is hereinafter called the "Registration Statement". The prospectus included in the Registration Statement at the time it is or was declared effective by the Commission is hereinafter called the "Prospectus," except that if any prospectus (including any term sheet meeting the requirements of Rule 434 under the Act provided by the Offerors for use with a prospectus subject to completion within the meaning of Rule 434 under the Act in order to meet the requirements of Section 10(a) of the Act) filed by the Offerors with the Commission pursuant to Rule 424(b) under the Act (and Rule 434 under the Act, if applicable) or any other such prospectus provided to the Underwriters by the Offerors for use in connection with the offering of the Capital Securities (whether or not required to be filed by the Offerors with the Commission pursuant to Rule 424(b) under the Act) differs from the prospectus on file at the time the Registration Statement is or was declared effective by the Commission, the term "Prospectus" shall refer to such differing prospectus (including any term sheet within the meaning of Rule 434 under the Act) from and after the time such prospectus is filed with the Commission or transmitted to the Commission for filing pursuant to such Rule 424(b) (and Rule 434, if applicable) or from and after the time it is first provided to the Underwriters by the Offerors for such use. The term "Preliminary Prospectus" as used herein means the preliminary prospectus included in any Registration Statement prior to the time it becomes or became effective under the Act and any prospectus subject to completion as described in Rule 430A or 434 under the Act. References to the Registration Statement, the Prospectus and the Preliminary Prospectus include all information incorporated therein by reference. Copies of the Registration Statement, including all exhibits and schedules thereto, any amendments thereto and all Preliminary Prospectuses have been delivered to the Underwriters.

         The Offerors hereby confirm their agreement with respect to the purchase of the Capital Securities by the Underwriters as follows:


         1.       REPRESENTATIONS AND WARRANTIES OF THE OFFERORS.


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                  (a)      The Offerors jointly and severally represent and
warrant to, and agree with, each of the Underwriters that:

                           (i)      The Registration Statement has been declared
effective under the Act, and no post-effective amendment to the Registration Statement has been filed with the Commission as of the date of this Agreement. No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the Company's knowledge, threatened by the Commission.

                           (ii)     No order preventing or suspending the use of
any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission promulgated thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Offerors make no representation or warranty as to information contained in or omitted in reliance upon, and in conformity with, written information furnished to the Offerors by or on behalf of any Underwriter, expressly for use in the preparation thereof.

                           (iii)    The Registration Statement and the
Prospectus conform in all material respects to the requirements of the Act and the rules and regulations thereunder and the Trust Indenture Act and the rules and regulations thereunder. Neither the Registration Statement, as of its effective date and the date of any amendment thereto, nor the Prospectus contains any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Offerors make no representation or warranty as to (i) information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Offerors by or on behalf of any Underwriter, expressly for use in the preparation thereof or
(ii) information in those parts of the Registration Statement which constitute Statements of Eligibility and Qualification ("Form T-1") under the Trust Indenture Act. Each Preliminary Prospectus and the Prospectus will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR"), except to the extent permitted by Regulation S-T.

                           (iv)     The documents of the Company incorporated by
reference in the Registration Statement and the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not


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misleading; and any further documents so filed and incorporated by reference in the Registration Statement and the Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                           (v)      The Trust has been duly created and is
validly existing in good standing as a business trust under the Delaware Act with full trust power and authority to own property and to conduct its business as described in the Registration Statement and Prospectus and is authorized to do business in each jurisdiction in which such qualification is required, except where the failure to so qualify would not have a material adverse effect on the Trust's condition (financial or otherwise), earnings, business, prospects, assets, results of operations or properties taken as a whole; the Trust has conducted and will conduct no business other than the transactions contemplated by the Trust Agreement and described in the Prospectus; the Trust is not a party to or otherwise bound by any agreement other than this Agreement and those described in the Prospectus; the Trust is and will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; and the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

                           (vi)     The Company has been duly organized and is
validly existing as a corporation in good standing under the laws of the State of Delaware and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act"), supervised by the Board of Governors of the Federal Reserve System (the "FRB"). The subsidiaries of the Company are Dubuque Bank and Trust Company ("DB&T"), DB&T Insurance, Inc., DB&T Community Development Corp., Galena State Bank and Trust Company ("GSB"), Riverside Community Bank ("RCB"), First Community Bank, FSB ("FCB"), KFS Services Inc., Wisconsin Community Bank ("WCB"), DBT Investment Corporation, New Mexico Bank & Trust ("NMB"), Citizens Finance Co., ULTEA, Inc. and Keokuk Bancshares, Inc. (each a ASubsidiary" and collectively the ASubsidiaries"). DB&T is a commercial bank chartered under the laws of the State of Iowa. GSB and RCB are commercial banks chartered under the laws of the State of Illinois. FCB is a capital stock savings bank having a valid charter from the federal government of the United States. FCB is a member in good standing of the Federal Home Loan Bank of Des Moines. WCB is a commercial bank chartered under the laws of the State of Wisconsin. NMB is a commercial bank chartered under the laws of the State of New Mexico. None of DB&T, GSB, RCB, WCB and NMB are Federal Reserve Bank members. Each Subsidiary has been duly incorporated or organized and is validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each of the Company and the Subsidiaries has the corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus; is, to the Company's knowledge, in compliance with all federal and state regulatory rules and guidelines; and is duly qualified to transact business in all jurisdictions in which the conduct of its business or its ownership or leasing of property requires


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such qualification and the failure so to qualify would have a material adverse effect on the business or condition, financial or otherwise, of the Company and the Subsidiaries, taken as a whole. All outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, and are owned, directly or indirectly, by the Company free and clear of all liens, encumbrances and security interests, except as disclosed in the Registration Statement and Prospectus and except that approximately 20% of the outstanding shares of capital stock of NMB are not owned, directly or indirectly, by the Company. No options, warrants or other rights to purchase, agreements or other obligations to issue, or other rights to convert any obligations into, shares of capital stock or ownership interests in any of the Subsidiaries are outstanding.

                           (vii)    All of the issued and outstanding shares of
capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, were offered and sold in compliance with all federal and state securities laws, and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. Except as otherwise stated in the Registration Statement and Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, the Junior Subordinated Debentures, the common securities of the Trust held by the Company (the "Common Securities") or the Capital Securities. Neither the filing of the Registration Statement nor the registration of the Capital Securities, the Guarantee or the Junior Subordinated Debentures gives rise to any rights for or relating to the registration of any capital stock or other securities of the Company or the Trust. The Company has an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus.

                           (viii)   Each of this Agreement, the Indenture, the
Trust Agreement and the Guarantee Agreement has been duly authorized, executed and delivered by the Company and/or the Trust, as the case may be, and constitutes a valid, legal and binding obligation of the Company and/or the Trust, as the case may be, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity and, with respect to Section 7 hereof, by the public policy underlying the federal or state securities laws. The execution, delivery and performance of this Agreement, the Indenture, the Trust Agreement and the Guarantee Agreement and the consummation of the transactions herein or therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (x) any statute, any indenture, mortgage, deed of trust, loan agreement, lease, franchise, license or other agreement or instrument to which the Trust, the Company or any of the Subsidiaries is a party or by which the Trust, the Company or any of the Subsidiaries is bound or to which any property or assets of the Trust, the Company or any of the Subsidiaries is subject or any order, rule, regulation, order, agreement or decree of any court or governmental agency or body having jurisdiction over the Company, any Subsidiary or the Trust or any of the properties of the Company, any Subsidiary or the Trust or (y) the Company's or any Subsidiary's charter or bylaws or the Trust Agreement or the Trust's certificate of trust filed with the State of


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Delaware on ________ __, 1999 (the "Certificate of Trust"). No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Indenture, the Trust Agreement and the Guarantee Agreement or for the consummation of the transactions contemplated hereby or thereby, including the issuance or sale of the Junior Subordinated Debentures by the Company and the Common Securities and the Capital Securities by the Trust, except such as may be required under the Act, all of which have been obtained or made, and under state securities or blue sky laws. Each of the Company and the Trust has full power and authority to enter into this Agreement, the Indenture, the Trust Agreement and the Guarantee Agreement, as the case may be, and to authorize, issue and sell the Junior Subordinated Debentures or the Common Securities and the Capital Securities, as the case may be, as contemplated by this Agreement; and each of the Indenture, the Trust Agreement and the Guarantee Agreement has been duly qualified under the Trust Indenture Act and will conform in all material respects to the statements relating thereto in the Registration Statement and the Prospectus.

                           (ix)     The Junior Subordinated Debentures have been
duly authorized by the Company and at the Closing Date will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Prospectus, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity, will be in the form contemplated by, and entitled to the benefits of, the Indenture, will conform in all material respects to the statements relating thereto in the Prospectus, and will be owned by the Trust free and clear of any security interest, pledge, lien, encumbrance, claim or equity.

                           (x)      The Common Securities have been duly
authorized by the Trust Agreement and, when issued and delivered by the Trust to the Company against payment therefor as described in the Prospectus, will be validly issued and (subject to the terms of the Trust Agreement) fully paid and nonassessable undivided beneficial interests in the assets of the Trust and will conform in all material respects to all statements relating thereto contained in the Prospectus; and at the Closing Date all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, pledge, lien, encumbrance, claim or equity.

                           (xi) The Capital Securities have been duly
authorized by the Trust Agreement and, when issued and delivered pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable undivided beneficial interests in the Trust, will be entitled to the benefits of the Trust Agreement and will conform in all material respects to the statements relating thereto contained in the Prospectus; and holders of Capital Securities will be entitled to the same limitation of personal liability under Delaware law as extended to stockholders of private corporations for profit.

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                           (xii)    The Indenture, the Trust Agreement and the
Guarantee Agreement are in substantially the respective forms filed as exhibits to the Registration Statement.

                           (xiii)   The Company's obligations under the
Guarantee are subordinated and junior in right of payment to all Senior and Subordinated Debt (as defined in the Indenture) of the Company.

                           (xiv)    The Junior Subordinated Debentures are
subordinate and junior in right of payment to all Senior and Subordinated Debt of the Company.

                           (xv)     Each of the Administrative Trustees of the
Trust is an officer of the Company and has been duly authorized by the Company to execute and deliver the Trust Agreement.

                           (xvi)    The financial statements, together with the
related notes and schedules, contained or incorporated by reference in the Registration Statement and Prospectus present fairly the consolidated financial position, results of operations, shareholders' equity and cash flows of the Company and its consolidated Subsidiaries on the basis stated therein at the indicated dates and for the indicated periods. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as expressly stated therein, and all adjustments necessary for a fair presentation of results for such periods have been made, except as otherwise stated therein. The selected financial and statistical data included in the Registration Statement and the Prospectus present fairly the information shown therein on the basis stated in the Registration Statement and the Prospectus and have been compiled on a basis consistent with the financial statements presented therein.

                           (xvii)   There is no action, suit or proceeding
pending or, to the knowledge of the Trust or the Company, threatened or contemplated against any of the Trust, the Company or any Subsidiary before any court or administrative or regulatory agency which, if determined adversely to the Trust, the Company or such Subsidiary would, individually or in the aggregate, result in a material adverse change in the business or condition (financial or otherwise), results of operations, shareholders' equity or prospects of the Trust, or of the Company and it Subsidiaries taken as a whole, except as set forth in the Registration Statement or the Prospectus.

                           (xviii)  There are no contracts or documents of the
Trust or the Company or any Subsidiary that are required by the Act or by the rules and regulations thereunder to be filed as exhibits to the Registration Statement or any document incorporated by reference therein which contracts or documents have not been so filed.

                           (xix)    The Company and the Subsidiaries have good
and marketable title to all properties and assets reflected as owned in the financial statements hereinabove described (or as described as owned in the Prospectus), in each case free and clear of all liens,


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encumbrances and defects, except such as are described in the Prospectus or do not substantially affect the value of such properties and assets and do not materially interfere with the use made and proposed to be made of such properties and assets by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries.

                           (xx)     Since the respective dates as of which
information is given in the Registration Statement, as it may be amended or supplemented, (A) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the condition, financial or otherwise, of the Trust, or of the Company and the Subsidiaries taken as a whole, or the business affairs, management, financial position, shareholders' equity or results of operations of the Trust, or of the Company and the Subsidiaries taken as a whole, whether or not occurring in the ordinary course of business, including, without limitation, any material increase in delinquencies or the amount or number of classified assets of the Company, any decrease in net interest margin for any month, or any material decrease in the volume of loan originations, the amount of deposits or the amount of loans, (B) there has not been any transaction not in the ordinary course of business entered into by the Trust, the Company or any of the Subsidiaries which is material to the Trust, or the Company and the Subsidiaries taken as a whole, other than transactions described or contemplated in the Registration Statement, (C) the Trust, the Company and the Subsidiaries have not incurred any material liabilities or obligations, which are not in the ordinary course of business or which could result in a material reduction in the future earnings of the Trust, or the Company and the Subsidiaries taken as a whole,
(D) the Trust, the Company and the Subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance, (E) there has not been any change in the capital stock of the Company or the Subsidiaries (other than upon the exercise of options and warrants described in the Registration Statement), or any material increase in the short-term or long-term debt (other than the Junior Subordinated Debentures) (including capitalized lease obligations) of the Company and the Subsidiaries taken as a whole, and (F) there has not been any declaration or payment of any dividends or any distributions of any kind with respect to the capital stock of the Company or the Subsidiaries other than any dividends or distributions described or contemplated in the Registration Statement and the Company's regular quarterly common stock dividend.

                           (xxi)    Neither the Company nor any of the
Subsidiaries is in violation of its respective charter or bylaws; the Trust is not in violation of the Trust Agreement or its Certificate of Trust; and none of the Trust, the Company, or the Subsidiaries is in violation of or otherwise in default under any statute, or any rule, regulation, order, supervisory agreement, judgment, decree or authorization of any court or governmental or administrative agency or body having jurisdiction over the Trust, the Company or any of the Subsidiaries or any of their properties, or any indenture, mortgage, deed of trust, loan agreement, lease, franchise, license or


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other agreement or instrument to which the Trust, the Company or any of the
Subsidiaries is a party or by which any of them are bound or to which any property or assets of the Trust, the Company or any of the Subsidiaries is subject, which violation or default would have a material adverse effect on the business, condition (financial or otherwise), results of operations, shareholders' equity or prospects of the Trust, or of the Company and the Subsidiaries taken as a whole.

                           (xxii)   The Trust, the Company and each of the
Subsidiaries holds and is operating in compliance in all material respects with all licenses, approvals, certificates and permits from governmental and regulatory authorities which are necessary to the conduct of its business as described in the Prospectus. Without limiting the generality of the foregoing, the Company has all necessary federal or state approvals to own the stock of the Subsidiaries. None of the Trust, the Company or any Subsidiary has received notice of or has knowledge of any basis for any proceeding or action relating specifically to the Trust, the Company or the Subsidiaries for the revocation or suspension of any such consent, authorization, approval, order, license, certificate or permit or any other action or proposed action by any regulatory authority having jurisdiction over the Trust, the Company or the Subsidiaries that would have a material adverse effect on the Trust, the Company or any Subsidiary.

                           (xxiii)  KPMG LLP, which have certified certain of
the financial statements filed with the Commission and incorporated by reference into the Registration Statement, are independent public accountants with respect to the Company as required by the Act and the rules and regulations thereunder.

                           (xxiv)   The Offerors have not taken and will not
take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of the Capital Securities.

                           (xxv)    The Offerors' registration statement
pursuant to Section 12(b) of the Exchange Act with respect to the Capital Securities has been declared effective by the Commission; and the Capital Securities have been approved for designation upon notice of issuance on the American Stock Exchange under the symbol "_____."

                           (xxvi)   The Offerors have not distributed and will
not distribute any prospectus or other offering material in connection with the offering and sale of the Capital Securities other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act to be distributed by the Company.

                           (xxvii)  The deposit accounts of each of DB&T, GSB,
RCB, FCB, WCB and NMB are insured by the Federal Deposit Insurance Corporation (the "FDIC") to the fullest extent provided by law. No proceeding for the termination of such insurance is pending or, to the knowledge of the Company, is threatened. Neither the Company nor any Subsidiary has received or is subject to any directive, order or supervisory agreement or arrangement from the


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FRB, the FDIC, the Office of Thrift Supervision (the AOTS"), or any other state or federal regulatory authority to make any material change in the method of conducting their respective businesses that has not been complied with in all material respects.

                           (xxviii) The Offerors are in material compliance with
all provisions of Florida Statutes Section 517.075 (Chapter 92-198, laws of Florida). Neither of the Offerors nor any of their affiliates does any business, directly or indirectly, with the government of Cuba or with any person or entity located in Cuba.

                           (xxix)   The Trust, the Company and the Subsidiaries
have filed all federal, state, local and foreign tax returns or reports required to be filed (including extensions), and have paid in full all taxes indicated by said returns or reports and all assessments received by it or any of them to the extent that such taxes have become due and payable (including extensions), except where the Trust, the Company and the Subsidiaries are contesting in good faith such taxes and assessments. The Company and the Subsidiaries have also filed all required applications, reports, returns and other documents and information with all state and federal savings bank authorities and agencies.

                           (xxx)    The Trust, the Company and each of the
Subsidiaries owns or licenses all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and other similar rights necessary for the conduct of their businesses as described in the Prospectus, except where the failure to so own would not have a material adverse effect on the Trust, the Company or any Subsidiary, taken as a whole. Neither the Trust nor the Company has any knowledge of any infringement by them or the Subsidiaries of any patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets or other similar rights of others, and none of the Trust, the Company or any of the Subsidiaries has received any notice or claim of conflict with the asserted rights of others with respect to any of the foregoing.

                           (xxxi)   None of the Trust, the Company or any of the
Subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or an "investment adviser" within the meaning of the Investment Advisers Act of 1940, as amended.

                           (xxxii)  The Company and its Subsidiaries maintain,
and the Trust will maintain, a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to records is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with

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respect to any differences.

                           (xxxiii) Other than as contemplated by this Agreement
and as disclosed in the Registration Statement, the Company has not incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                           (xxxiv) No report or application filed by the
Company or any of its Subsidiaries with the FRB, the FDIC, the OTS or any other state or federal regulatory authority, as of the date it was filed or amended, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading when made or failed to comply in all material respects with the applicable requirements of the FRB, the FDIC, the OTS, or any other state or federal regulatory authority, as the case may be.

                           (xxxv) Based upon current guidelines of the FRB,
the Junior Subordinated Debentures will constitute "tier 1" capital (as defined in 12 C.F.R. Part 225), subject to applicable regulatory restrictions on the amount thereof that can be included in tier 1 capital.

                           (xxxvi)  The Offerors meet all of the requirements
for the use of Form S-3 to register the Capital Securities, the Guarantee and the Junior Subordinated Debentures under the Act.

                           (xxxvii) National Bancshares, Inc. ("National") has
been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New Mexico and is duly registered as a bank holding company under the BHC Act. The First National Bank of Clovis ("Clovis Bank") has been duly organized and is validly existing as a national banking association under the laws of the United States. The deposit accounts of Clovis Bank are insured by the FDIC to the fullest extent provided by law. Each of National and Clovis Bank has the corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus and is duly qualified to transact business in all jurisdictions in which the conduct of its business or its ownership or leasing of property requires such qualification and the failure so to comply or qualify would have a material adverse effect on its business or condition, financial or otherwise. All outstanding shares of capital stock of Clovis Bank have been duly authorized and validly issued, are fully paid and non-assessable, and are owned, directly or indirectly, by National, free and clear of all liens, encumbrances and security interests, except as disclosed in the Prospectus. No options, warrants or other rights to purchase, agreements or other obligations to issue, or other rights to convert any obligations into, shares of capital stock or ownership interests in Clovis Bank are outstanding.

                           (xxxviii) The Offerors have provided the
Underwriters with copies of the audited consolidated balance sheets of National as of December 31, 1998 and 1997 and the related audited consolidated statements of income, cash flows and changes in shareholders' equity for each of the years in the three-year period ended December 31, 1998, together with the related notes and schedules, and copies of the unaudited consolidated balance sheets of National as of June 30, 1999 and December 31, 1998 and the related unaudited consolidated statements of income, cash flows and changes in shareholders' equity for the three and six month periods ended June 30, 1999 and 1998, together with the related notes and schedules (collectively the "National Financial Statements"). The National Financial Statements present fairly the consolidated financial position, results of operations, shareholders' equity and cash flows of National and its consolidated subsidiaries on the basis stated therein at the indicated dates and for the indicated periods. The National Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as expressly stated therein, and all adjustments necessary for a fair presentation of results for such periods have been made, except as otherwise stated therein.

                           (xxxix)  Except as disclosed in the Prospectus, there
are no issues known to the Offerors that make consummation of the transactions contemplated by the Agreement and Plan of Merger, dated August 17, 1999 (the "Merger Agreement"), among the Company, NBI Acquisition Corporation and National, improbable.

                  (b) Any certificate signed by or on behalf of the Trust or the Company and delivered to the Underwriters or counsel to the Underwriters shall be deemed to be a representation and warranty of the Trust or the Company to each Underwriter as to the matters covered thereby.

         2. PURCHASE, SALE AND DELIVERY OF CAPITAL SECURITIES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Trust agrees to issue and sell to each Underwriter, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, at a purchase price per Capital Security of $25.00, the number of Capital Securities set forth opposite the name of such Underwriter in Schedule A hereto.

         As compensation to the Underwriters for their commitments hereunder and in view of the fact that the proceeds of the sale of the Capital Securities (together with the entire proceeds from the sale by the Trust to the Company of the Common Securities) will be used to purchase the Junior Subordinated Debentures, the Company hereby agrees to pay at the Closing Date to the Underwriters a commission of $____ per Capital Security sold by the Trust hereunder.

         The Capital Securities will be delivered by the Company to the Underwriters against payment of the purchase price therefor at the offices of Silver, Freedman & Taff, L.L.P., 1100 New York Avenue, N.W., 7th Floor, Washington, D.C. 20005, or such other location as may be mutually acceptable, at 10:00 a.m. Eastern time on _________ __, 1999, or such other time and date as the Underwriters and the Company may agree upon in writing, such time and date of delivery being herein referred to as the "Closing Date." The purchase price shall be payable by wire transfer of immediately available funds to an account designated by the Trust at least two business days preceding the Closing Date. The Underwriters' commission shall be payable by wire transfer of immediately available funds to an account designated by the Underwriters at least two business days preceding the Closing Date. Delivery of the Capital Securities may be made by credit through full fast transfer to the accounts at The Depository Trust Company ("DTC") designated by the Underwriters. Certificates representing the Capital Securities, in definitive form and in such denominations and registered in such names as the Underwriters may request upon at least two business days' prior notice to the Company shall be prepared and will be made available for checking and packaging, not later than 10:30 a.m., Central time, on the business day next preceding the Closing Date at the offices of Dain Rauscher Incorporated, Dain Rauscher Plaza, 60 South Sixth Street, Minneapolis, Minnesota, or such other location as may be mutually acceptable.

         It is understood that any Underwriter may (but shall not be obligated to) make payment to the Company on behalf of the other Underwriter for the Securities to be purchased by such Underwriter. Any such payment shall not relieve such other Underwriter of any of its obligations hereunder. Nothing herein contained shall constitute the Underwriters as an unincorporated association or partner with either or both Offerors.

         3. OFFERING BY UNDERWRITERS. It is understood that the several Underwriters propose to make a public offering of the Capital Securities as soon as the Underwriters deem it advisable to do so. The Capital Securities are to be initially offered to the public at the initial public offering price set forth in the Prospectus. The Underwriters may from time to time thereafter change the public offering price and other selling terms.

         4. COVENANTS OF THE OFFERORS. The Offerors jointly and severally covenant and agree with the several Underwriters that:

                  (a) If the Registration Statement has not already been declared effective by the Commission, the Company will use its best efforts to cause the Registration Statement and any post-effective amendments thereto to become effective as promptly as possible; the Company will notify the Underwriters promptly of the time when the Registration Statement or any post-effective amendment to the Registration Statement has become effective or any supplement to the Prospectus (including any term sheet within the meaning of Rule 434 under the Act) has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or additional information; if the Company has elected to rely on Rule 430A under the Act, the Company will prepare and file a Prospectus (or term sheet within the meaning of Rule 434 under the Act) containing the information omitted therefrom pursuant to Rule 430A under the Act with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rules 424(b), 430A and 434, if applicable; the Offerors will prepare and file with the Commission, promptly upon the Underwriters' request, any amendments or supplements to the Registration Statement or Prospectus (including any term sheet within the meaning of Rule 434 under the Act) that, in their opinion, may be necessary or advisable in connection with their distribution of the Capital Securities; and the Offerors will not file any amendment or supplement to the Registration Statement or Prospectus (including any term sheet within the meaning of Rule 434 under the Act) to which the Underwriters shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing.

                  (b) The Offerors will advise the Underwriters promptly of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus, of the suspension of the qualification of the Capital Securities for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for that purpose, and the Offerors will use their best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus or suspending such qualification and to obtain as soon as possible the lifting thereof, if issued.

                  (c) The Offerors will cooperate with the Underwriters and the Underwriters' counsel in order to qualify the Capital Securities for sale under the securities laws of such jurisdictions as the Underwriters' may reasonably have designated in writing and to continue such qualifications in effect for so long as the Underwriters may reasonably request for distribution of the Capital Securities (or obtain exemptions from the application of such laws), provided that neither Offeror shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Offerors will, from time to time, prepare and file such statements, reports and other documents as may be requested by the Underwriters for that purpose.

                  (d) The Offerors will furnish the Underwriters with as many copies of any Preliminary Prospectus as the Underwriters may reasonably request and, during the period when delivery of a prospectus is required under the Act, the Offerors will furnish the Underwriters with as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Underwriters may, from time to time, reasonably request. The Offerors will deliver to the Underwriters, at or before the Closing Date, two conformed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Underwriters such number of conformed copies of the Registration Statement, without exhibits, and of all amendments thereto, as the Underwriters may reasonably request.

                  (e) If, during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or if for any other reason it shall be necessary at any time to amend or supplement the Prospectus to comply with any law, the Offerors promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in light of the circumstances when it is so delivered, not misleading, or so that the Prospectus will comply with law.

                  (f) The Offerors will make generally available to their security holders, as soon as it is practicable to do so, but in any event not later than 18 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 thereunder and will advise the Underwriters in writing when such statement has been so made available.

                  (g) The Company will, for five years from the Closing Date, deliver to each Underwriter, as soon as they are available, copies of its annual report and copies of all other documents, reports and information furnished by the Company to its security holders or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Act or the Exchange Act. The Company will deliver to each Underwriter similar reports with respect to significant subsidiaries, as that term is defined in the rules and regulations under the Act, which are not consolidated in the Company's financial statements.

                  (h) The Offerors will apply the net proceeds from the sale of the Junior Subordinated Debentures and the Capital Securities substantially in accordance with the purposes set forth under "Use of Proceeds" in the Prospectus.

                  (i) The Offerors will use their best efforts to maintain the listing of the Capital Securities on the American Stock Exchange.

                  (j) The Offerors shall promptly notify the Underwriters if any issues arise that make consummation of the transactions contemplated by the Merger Agreement materially less probable.

         5.       COSTS AND EXPENSES.

                  (a) The Offerors will pay (directly or by reimbursement) all costs, expenses and fees incident to the performance of the obligations of the Offerors under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Offerors; the fees and disbursements of counsel for the Offerors; the cost of preparing, printing and filing of the Registration Statement, the Preliminary Prospectus(es) and the Prospectus and any amendments and supplements thereto and the printing, mailing and delivery to the Underwriters and dealers of copies thereof and of this Agreement, any selected dealers agreement, any blue sky memorandum and any supplements or amendments thereto (excluding, except as provided below, fees and expenses of counsel to the Underwriters); the filing fees of the Commission; the filing fees and expenses (including legal fees and disbursements of counsel for the Underwriters) incident to securing any required review by the NASD of the terms of the sale of the Capital Securities; the fees and expenses of the Indenture Trustee, including the fees and disbursements of counsel for the Indenture Trustee in connection with the Indenture and Junior Subordinated Debentures; the fees and expenses of the Property Trustee and the Delaware Trustee, including the fees and disbursements of counsel for the Property Trustee and the Delaware Trustee in connection with the Trust Agreement and the Certificate of Trust; the fees and expenses of the Guarantee Trustee, including the fees and disbursements of counsel for the Guarantee Trustee in connection with the Guarantee and Guarantee Agreement; listing fees, if any, transfer taxes and the expenses, including the fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Capital Securities under state securities or Blue Sky laws; the fees and expenses incurred in connection with the listing of the Capital Securities on the American Stock Exchange; the costs of preparing certificates representing Junior Subordinated Debentures or Capital Securities; the costs and fees of any registrar or transfer agent and all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 5. Notwithstanding anything to the contrary in the foregoing sentence, the Offerors shall not be required to pay more than an aggregate of (i) $______ of fees and expenses (x) related to qualification of the Capital Securities under state securities or Blue Sky laws or (y) incident to securing any required review by the NASD of the terms of the sale of the Capital Securities and (ii) $______ of fees and expenses of the Guarantee Trustee, including the fees and disbursements of counsel for the Guarantee Trustee in connection with the Guarantee and Guarantee Agreement. The Offerors shall not be required to pay for any of the Underwriters' expenses (other than those related to qualification of the Capital Securities under state securities or Blue Sky laws and those incident to securing any required review by the NASD of the terms of the sale of the Capital Securities which shall be paid by the Offerors as provided above) except that, if this Agreement shall not be consummated because the conditions in
Section 6 hereof are not satisfied, or because this Agreement is terminated by the Underwriters pursuant to Section 9(b) hereof, or by reason of any failure, refusal or inability on the part of the Offerors to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on either of their parts to be performed, unless such failure to satisfy said condition or to comply with said terms shall be due to the default or omission of any Underwriter, then the Offerors promptly upon request by the Underwriters shall reimburse the several Underwriters for all actual, accountable out-of-pocket expenses, including fees and disbursements of counsel reasonably incurred in connection with investigating, marketing and proposing to market the Capital Securities or in contemplation of performing their obligations hereunder; but the Offerors shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Capital Securities.

                  (b) Upon successful completion of the offering contemplated by this Agreement, the Offerors will pay all reasonable and customary costs, expenses and fees incident to tombstone advertisements of the offering and incurred with the approval of the Company.

         6.       CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS.

         The several obligations of the Underwriters to purchase the Capital Securities on the

Closing Date are subject to the condition that all representations and warranties of the Offerors contained herein are true and correct, at and as of the Closing Date, and the condition that each Offeror shall have performed all of its covenants and obligations hereunder and to the following additional conditions:

                  (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4(a) hereof (or any required post-effective amendment to the Registration Statement shall have been filed and declared effective in accordance with the requirements of Rule 430A); no stop order suspending the effectiveness of the Registration Statement, as amended from time to time, or any part thereof shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Underwriters.

                  (b) The Underwriters shall have received on the Closing Date the opinions of Barack Ferrazzano Kirschbaum Perlman & Nagelberg, counsel for the Offerors, dated the Closing Date, addressed to the Underwriters, in the form attached hereto as EXHIBIT 1.

         Such counsel shall also state that on the basis of such counsel's review and participation in conferences in connection with the preparation of the Registration Statement and the Prospectus, such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Offerors prior to the Closing Date, including any document incorporated by reference in the Registration Statement, as the case may be (other than the financial statements, other financial and statistical data and related schedules therein, as to which such counsel need express no statement) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Offerors prior to the Closing Date, including any document incorporated by reference in the Prospectus (other than the financial statements, other financial and statistical data and related schedules therein, as to which such counsel need express no statement) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of the Closing Date, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Offerors prior to the Closing Date (other than the financial statements, other financial and statistical data and related schedules therein, as to which such counsel need express no statement) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and they do not know of any amendment to the Registration Statement (or any document incorporated therein by reference) required to be filed.

         In rendering the above opinions, counsel may rely (i) as to matters of law other than federal law, upon the opinion or opinions of local counsel provided that the extent of such reliance is specified in such opinion and that such counsel shall state that such opinion or opinions of local counsel are satisfactory to them and they believe they and the Underwriters are justified in relying thereon and (ii) as to matters of fact, upon the representations of the Trust and the Company contained in this Agreement and upon certificates of trustees or officers of the Trust, the Company and of public officials.

                  (c) The Underwriters shall have received on the Closing Date the opinions of _________________________, dated the Closing Date addressed to the Underwriters, to the effect that:

                           (i)      The statements set forth in the
Prospectus under the caption "Federal Income Tax Consequences" constitute a fair and accurate summary of the matters addressed therein, based upon current law and the assumptions stated or referred to therein.

                           (ii)     Under current law, the Trust will be
classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; accordingly, for United States federal income tax purposes each beneficial owner of Capital Securities will be treated as owning an undivided beneficial interest in the Junior Subordinated Debentures, and stated interest on the Junior Subordinated Debentures generally will be included in income by a holder of Capital Securities at the time such interest income is paid or accrued in accordance with such holder's regular method of tax accounting.

                           (iii)    For federal income tax purposes, (a) the
Junior Subordinated Debentures will constitute indebtedness of the Company and (b) the interest on the Junior Subordinated Debentures will be deductible by the Company on an economic accrual basis in accordance with Section 163(e) of the Internal Revenue Code of 1986, as amended, and Treasury Regulation
Section 1.163-7.

                  (d) The Underwriters shall have received on the Closing Date the opinion of Richards, Layton & Finger, counsel to First Union, as Property Trustee under the Trust Agreement, Indenture Trustee under the Indenture, and Guarantee Trustee under the Guarantee Agreement, dated the Closing Date, addressed to the Underwriters, to the effect that:

                           (i)      First Union is a national banking
association, duly organized and validly existing under the laws of the United States.

                           (ii)     First Union has the power and authority to
execute, deliver and perform its obligations under the Trust Agreement, the Indenture and the Guarantee Agreement.

                           (iii)    Each of the Trust Agreement, the Indenture
and the Guarantee Agreement has been duly authorized, executed and delivered by First Union and constitutes a legal, valid and binding obligation of First Union, enforceable against First Union in accordance with its terms.

                           (iv)     The execution, delivery and performance by
First Union of the Trust Agreement, the Indenture and the Guarantee Agreement do not conflict with or constitute a breach of the articles of association or by-laws of First Union.

                           (v)      No consent, approval or authorization of, or
registration with or notice to, any governmental authority or agency governing the banking or trust powers of First Union is required for the execution, delivery or performance by First Union of the Trust Agreement, the Indenture and the Guarantee Agreement.

                  (e) The Underwriters shall have received on the Closing Date the opinion of Richards, Layton & Finger, as special Delaware counsel for the Offerors, dated the Closing Date, addressed to the Underwriters, to the effect that:

                           (i)      The Trust has been duly created and is
validly existing in good standing as a business trust under the Delaware Act, and all filings required as of the date hereof under the Delaware Act with respect to the creation and valid existence of the Trust as a business trust have been made.

                           (ii)     Under the Trust Agreement and the Delaware
Act, the Trust has the trust power and authority to own property and to conduct its business, all as described in the Prospectus.

                           (iii)    The Trust Agreement constitutes a valid and
binding obligation of the Company, the Property Trustee and each of the Administrative Trustees, and is enforceable against the Company, the Property Trustee and each of the Administrative Trustees in accordance with its terms.

                           (iv)     Under the Trust Agreement and the Delaware
Act, the Trust has the trust power and authority (i) to execute and deliver, and to perform its obligations under, this Agreement, and (ii) to issue, and to perform its obligations under, the Capital Securities and the Common Securities.

                           (v)      Under the Trust Agreement and the Delaware
Act, the execution and delivery by the Trust of this Agreement, and the performance by the Trust of its obligations under this Agreement, have been duly authorized by all necessary trust action on the part of the Trust.

                           (vi)     Under the Delaware Act, the certificate
attached to the Trust Agreement as Exhibit D is an appropriate form of certificate to evidence ownership of the Capital Securities. The Capital Securities have been duly authorized by the Trust Agreement and are duly and validly issued and, subject to the qualifications hereinafter expressed in this paragraph (vi), fully paid and non-assessable undivided beneficial interests in the assets of the Trust and are entitled to the benefits of the Trust Agreement. The Common Securities have been duly authorized by the Trust Agreement and are duly and validly issued undivided beneficial interests in the assets of the Trust and are entitled to the benefits of the Trust Agreement. The holders of the Capital Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. Such counsel may note that the respective holders of the Capital Securities may be obligated, pursuant to the Trust Agreement, to make certain payments under the Trust Agreement.

                           (vii)    Under the Trust Agreement and the Delaware
Act, the issuance of the Capital Securities and the Common Securities is not subject to preemptive or similar rights.

                           (viii)   The issuance and sale by the Trust of the
Capital Securities and the Common Securities, the purchase by the Trust of the Junior Subordinated Debentures, the execution, delivery and performance by the Trust of this Agreement and the Guarantee Agreement, the consummation by the Trust of the transactions contemplated by this Agreement and compliance by the Trust with its obligations under this Agreement do not violate (a) any of the provisions of the Certificate of Trust or the Trust Agreement, or (b) any applicable Delaware law or Delaware administrative regulation.

                           (ix)     No authorization, approval, consent or order
of any Delaware court or any Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely in connection with the issuance and sale by the Trust of the Common Securities or the Capital Securities or the performance by the Trust of its obligations under the Trust Agreement or this Agreement.

                           (x)      The Capital Security holders (other than
those Capital Security holders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware or any political subdivisions or taxing authority thereof.

                  (f) The Underwriters shall have received from Silver, Freedman & Taff, L.L.P., counsel for the Underwriters, an opinion dated the Closing Date, with respect to the formation of the Trust, the validity of the Capital Securities, the Indenture, the Trust Agreement, the Guarantee Agreement, this Agreement, the Registration Statement, the Prospectus, and other related matters as the Underwriters may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters. In rendering the above opinions, counsel may rely (i) as to matters of law other than federal law, upon the opinion or opinions of local counsel provided that the extent of such reliance is specified in such opinion and (ii) as to matters of fact, upon the representations of the Trust and the Company contained in this Agreement and upon certificates of trustees or officers of the Trust, the Company and of public officials.

                  (g) The Underwriters shall have received on each of the date hereof and the Closing Date signed letters, dated as of the date hereof and the Closing Date in form and substance reasonably satisfactory to the Underwriters, from KPMG LLP, (i) to the effect that they are independent public accountants with respect to the Trust, the Company and the Subsidiaries within the meaning of the Act and the related rules and regulations, (ii) containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus and (iii) confirming that the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

                  (h) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have been any change, or any development involving a reasonably foreseeable change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Offerors otherwise than as set forth or contemplated in the Prospectus, the effect of which, in the Underwriters' reasonable judgment, is material and adverse to the Offerors and makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Capital Securities being delivered at the Closing Date on the terms and in the manner contemplated in the Prospectus.

                  (i) The Underwriters shall have received on the Closing Date a certificate or certificates of the chief executive officer and the chief financial officer of the Company, to the effect that, as of the Closing Date, each of them severally represents as follows:

                           (i)      The Prospectus was filed with the Commission
pursuant to Rule 424(b) within the applicable period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4 of this Agreement; no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been initiated or are, to his knowledge, threatened by the Commission.

                           (ii)     The representations and warranties of the
Company set forth in Section 1 of this Agreement are true and correct at and as of the Closing Date, and the Company has performed all of its obligations under this Agreement to be performed at or prior to the Closing Date.

                           (iii)    The signers of said certificate have
carefully examined the Registration Statement and the Prospectus, and any amendments thereof or supplements thereto (including any term sheet within the meaning of Rule 434 under the Act), and (a) such documents contain all statements and information required to be included therein, the Registration Statement, or any amendment thereof, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus, as amended or supplemented, does not include any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (B) since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented prospectus which has not been so set forth, (C) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its Subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock (other than any dividends or distributions described or contemplated in the Registration Statement and the Prospectus and the Company's regular quarterly common stock dividend), and except as disclosed in the Prospectus, there has not been any change in the capital stock, or any material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company or any Subsidiary, or any material adverse change or any development involving a prospective material adverse change (whether or not arising in the ordinary course of business), in the general affairs, condition (financial or otherwise), business, key personnel, property, prospects, net worth or results of operations of the Company or any Subsidiary, and (D) except as stated in the Registration Statement and the Prospectus, there is not pending, or, to the knowledge of the signer, threatened or contemplated, any action, suit or proceeding to which the Company or any Subsidiary is a party before or by any court or governmental agency, authority or body, or any arbitrator, which might result in any material adverse change in the condition (financial or otherwise), business, prospects or results of operations of the Company or any Subsidiary.

                  (j) The Underwriters shall have received on the Closing Date a certificate or certificates of the Administrative Trustees, to the effect that, as of the Closing Date, each of them severally represents as follows:

                           (i)      The Prospectus was filed with the Commission
pursuant to Rule 424(b) within the applicable period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4 of this Agreement; no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been initiated or are, to his knowledge, threatened by the Commission.

                           (ii)     The representations and warranties of the
Trust set forth in Section 1 of this Agreement are true and correct at and as of the Closing Date, and the Trust has performed all of its obligations under this Agreement to be performed at or prior to the Closing Date.

                           (iii)    The signers of said certificate have
carefully examined the Registration Statement and the Prospectus, and any amendments thereof or supplements thereto (including any term sheet within the meaning of Rule 434 under the Act), and (a) such documents contain all statements and information required to be included therein, the Registration Statement, or any amendment thereof, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, does not include any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (B) since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented prospectus which has not been so set forth, (C) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Trust has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business, or declared or paid any dividends or made any distribution of any kind with respect to its capital securities, and except as disclosed in the Prospectus, there has not been any change in the capital securities, or any material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital securities, of the Trust or any material adverse change or any development involving a prospective material adverse change (whether or not arising in the ordinary course of business), in the general affairs, condition (financial or otherwise), business, key personnel, property, prospects, net worth or results of operations of the Trust, and (D) except as stated in the Registration Statement and the Prospectus, there is not pending, or, to the knowledge of the signer, threatened or contemplated, any action, suit or proceeding to which the Trust is a party before or by any court or governmental agency, authority or body, or any arbitrator, which might result in any material adverse change in the condition (financial or otherwise), business, prospects or results of operations of the Trust.

                  (k) The Offerors shall have furnished to the Underwriters such further certificates and documents as the Underwriters may reasonably have requested.

         The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects reasonably satisfactory to the Underwriters and to Silver, Freedman & Taff, L.L.P., counsel for the Underwriters.

         If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Underwriters by notifying the Trust of such termination in writing or by telegram at or prior to the Closing Date. In such event, the Trust and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 7 hereof).

         7.       INDEMNIFICATION.

                  (a) The Offerors jointly and severally agree to indemnify and hold harmless each Underwriter, each officer and director thereof, and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities to which such Underwriter or such persons may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus or the Prospectus, including any amendments or supplements thereto (including any term sheet within the meaning of Rule 434 under the Act), (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading in light of the circumstances under which they were made, or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Capital Securities or the offering contemplated hereby, and which is included as part of or referred to in any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arising out of or based upon matters covered by clause (i) or (ii) above, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Offerors shall not be liable (1) in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in the Registration Statement, any Preliminary Prospectus or the Prospectus, including any amendments or supplements thereto, in reliance upon and in conformity with written information furnished to the Offerors by any Underwriter specifically for use therein or (2) in the case of any matter covered by clause (iii) above to the extent that it is determined in a final judgment by a court of competent jurisdiction that such losses, claims, damages or liabilities resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct.

                  (b) Each Underwriter severally agrees to indemnify and hold harmless the Offerors and the trustees and directors and officers who have signed the Registration Statement, and each person, if any, who controls the Offerors within the meaning of the Act, against any losses, claims, damages or liabilities to which the Offerors or any such person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse any legal or other expenses reasonably incurred by the Offerors or any such person in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Trust or the Company by or through the Underwriters specifically for use therein. The obligations of the

Underwriters under this Section 7(b) are several in proportion to their respective underwriting obligations and not joint.

                  (c) The Company agrees to indemnify the Trust against all loss, liability, claim damage and expense whatsoever, which may become due from the Trust under subsection (a).

                  (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity or contribution may be sought pursuant to this Section 7, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 7(a) or (b) or contribution provided for in Section 7(e) shall be available with respect to a proceeding to any party who shall fail to give notice of such proceeding as provided in this Section 7(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party otherwise than on account of the provisions of Section 7(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay promptly as incurred the reasonable fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties which are different from or additional to those available to the indemnifying party. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm at any time for all such indemnified parties. Such firm shall be designated in writing by the Underwriters and shall be reasonably satisfactory to the Offerors in the case of parties indemnified pursuant to Section 7(a) and shall be designated in writing by the Offerors and shall be reasonably satisfactory to the Underwriters in the case of parties indemnified pursuant to Section 7(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  (e) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under
Section 7(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Offerors on the one hand and the Underwriters on the other from the offering of the Capital Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Offerors on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Offerors on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Offerors bears to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Offerors on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Offerors and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereto) referred to above in this Section 7(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(e), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Capital Securities purchased by such Underwriter; and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 7(e) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (f) The obligations of the Offerors under this Section 7 shall be in addition to any liability which the Offerors may otherwise have, and the obligations of the Underwriters under this Section 7 shall be in addition to any liability which the Underwriters may otherwise have.

         8. NOTICES. All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, telegraphed or sent via facsimile transmission and confirmed as follows: if to the Underwriters, to them c/o Dain Rauscher Incorporated, 60 South Sixth Street, Minneapolis, Minnesota 55402, Attention: J. David Welch, Managing Director, with a copy to Dave M. Muchnikoff, P.C., Silver, Freedman & Taff, L.L.P., 1100 New York Avenue, N.W., 7th Floor, Washington, D.C. 20005; if to the Company, to Heartland Financial USA, Inc., 1398 Central Avenue, Dubuqe, Iowa 52001,
Attention: John K. Schmidt, Executive Vice President and Chief Financial Officer, with a copy to John Freechack, Barack Ferrazzano Kirschbaum Perlman & Nagelberg, 333 West Wacker Drive, Suite 2700, Chicago, Illinois 60606, and if to the Trust, to it c/o Heartland Financial USA, Inc., 1398 Central Avenue, Dubuqe, Iowa 52001, Attention: John K. Schmidt, with a copy to First Union, One Rodney Square, 920 King Street, First Floor, Wilmington, Delaware 19801, Attention:
Corporate Trust Administration. All notices given by facsimile transmission shall be electronically confirmed and a copy of such notice shall be sent promptly via U.S. mail. All notices given by telegram shall be promptly confirmed by letter sent by U.S. mail. Any notice to the Trust shall also be copied to the Company at the address previously stated, Attention: John K. Schmidt. Any party may change its address for notice purposes by written notice to the other parties.

         9. TERMINATION. This Agreement may be terminated by the Underwriters by notice to the Offerors as follows:

                  (a) at any time prior to the earlier of (i) the time the Capital Securities are released by the Underwriters for sale or (ii) 10:00 A.M., Eastern time, on the first business day following the date of this Agreement;

                  (b) at any time prior to the Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in or affecting the condition, financial or otherwise, of the Trust, or of the Company and the Subsidiaries taken as a whole or the business affairs, management, financial position, shareholders' equity or results of operations of the Trust, or of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency after the date hereof or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in the Underwriters' judgment, make the offering or delivery of the Capital Securities impracticable or inadvisable, (iii) suspension of trading in securities on the New York Stock Exchange or the American Stock Exchange or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange, or a halt or suspension of trading in securities generally which are quoted on Nasdaq or
(iv) declaration of a banking moratorium by either federal authorities or by state authorities in Iowa, Illinois, Wisconsin, New Mexico or New

York; or

                  (c)      as provided in Section 6 of this Agreement.

         10. WRITTEN INFORMATION. For all purposes under this Agreement (including, without limitation, Section 1, Section 3 and Section 7 hereof), the Offerors understand and agree with each of the Underwriters that the following constitutes the only written information furnished to the Offerors by the Underwriters specifically for use in preparation of the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto: (i) the per share "Public Offering Price" and per share "Underwriting Fees to be Paid by the Company" set forth on the cover page of the Prospectus, and (ii) the information set forth under the caption "Underwriting" in the Preliminary Prospectus and the Prospectus.

         11. SUCCESSORS. This Agreement has been and is made solely for the benefit of and shall be binding upon the Underwriters, the Trust and the Company and their respective successors, executors, administrators, heirs and assigns, and the trustees and controlling persons and the officers and directors of any such controlling person referred to herein, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Capital Securities merely because of such purchase.

         12. MISCELLANEOUS. The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Offerors or controlling persons thereof and (c) delivery of and payment for the Capital Securities under this Agreement.

         Each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction or any provision hereof in any other jurisdiction.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

         If the foregoing letter is in accordance with the Underwriters' understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Offerors and the Underwriters in accordance with its terms.

             [The remainder of this page intentionally left blank.]


                                           Very truly yours,



                                           HEARTLAND FINANCIAL CAPITAL TRUST I,
                                           a Delaware business trust

                                           By:________________________________

                                           _____________, Administrative Trustee





                                           HEARTLAND FINANCIAL USA, INC.

                                           By:________________________________



The foregoing Underwriting Agreement
is hereby confirmed and accepted as of
the date first above written.

                                           DAIN RAUSCHER WESSELS, A DIVISION OF
                                           DAIN RAUSCHER INCORPORATED
                                           HOWE BARNES INVESTMENTS, INC.

                                           By: Dain Rauscher Incorporated



                                           By:
                                              ----------------------------------
                                              Matthew L. Johnson, Vice President



                                   SCHEDULE A

                            SCHEDULE OF UNDERWRITERS

                                                                        Number of
                     Capital Securities                            Capital Securities
                        Underwriter                                  to be purchased


Dain Rauscher Wessels, a division of Dain Rauscher
Incorporated..........................................

Howe Barnes Investments, Inc..........................                  ----------
                                                                        1,000,000
Total.................................................                  ----------
                                                                        ----------

                                    EXHIBIT I

                      (FORM OF OPINION OF COMPANY COUNSEL)

         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act"). Each Subsidiary of the Company has been duly incorporated or organized, is validly existing and in good standing under the laws of the jurisdiction of its formation. Each of the Company and its Subsidiaries has the corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus; is, to such counsel's knowledge, in compliance with all federal and state regulatory rules and guidelines; and is duly qualified to transact business in all jurisdictions in which the conduct of its business or its ownership or leasing of property requires such qualification and the failure so to qualify would have a material adverse effect on the business or condition, financial or otherwise, of the Company and its Subsidiaries, taken as a whole.

         (ii) DB&T, GSB, RCB, WCB and NMB have each been duly chartered under the laws of their states of organization to conduct the business of a bank and FCB has been duly chartered under federal law to conduct the business of a savings association. The Company and its Subsidiaries have all necessary consents and approvals under applicable federal and state laws and regulations to own their respective assets and carry on their respective businesses as currently conducted. The deposit accounts of each of DB&T, GSB, RCB, WCB, NMB and FCB are insured by the Federal Deposit Insurance Corporation (the "FDIC") up to the maximum applicable amount in accordance with the rules and regulations of the FDIC, and, to the knowledge of such counsel, no proceedings for the termination or revocation of such insurance are pending or threatened.

         (iii) All of the issued and outstanding shares of the capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and the holders thereof are not subject to personal liability by reason of being such holders. Except as otherwise stated in the Registration Statement and Prospectus, there are no preemptive rights or options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company any shares of the capital stock of the Company or the Junior Subordinated Debentures or the Capital Securities pursuant to the Company's certificate of incorporation, bylaws or any agreement or other instrument or arrangement known to such counsel to which the Company is a party or by which the Company is bound. Neither the filing of the Registration Statement nor the offering or sale of the Junior Subordinated Debentures or Capital Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of capital stock or other securities of the Company. The authorized capital stock of the Company is comprised of 12,000,000 shares of common stock, par value $1.00 per share __________, of which were issued and outstanding as of ________, 1999 and 200,000 shares of preferred stock par value $1.00 per share, none of which were issued and outstanding as of _________, 1999.

         (iv) All of the issued and outstanding shares of capital stock of each of the Company's Subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and, to such counsel's knowledge, except as otherwise described in the Registration Statement and Prospectus, except for directors' qualifying shares, and except for NMB, the Company owns of record and beneficially all of the issued and outstanding shares of the capital stock of each of the Subsidiaries. All of the shares of the capital stock of the Subsidiaries which are owned by the Company are so owned free and clear of any security interests, claims, liens, proxies, equities or other encumbrances. To such counsel's knowledge, except as described in the Registration Statement and Prospectus, there are no preemptive rights or options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any of its Subsidiaries any shares of the capital stock of any Subsidiary of the Company.

         (v) All of the issued and outstanding Common Securities of the Trust are owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

         (vi) National Bancshares, Inc. ("National") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New Mexico and is duly registered as a bank holding company under the BHC Act. The First National Bank of Clovis ("Clovis Bank") has been duly organized and is validly existing as a national banking association under the laws of the United States. The deposit accounts of Clovis Bank are insured by the FDIC up to the maximum applicable amount in accordance with the rules and regulations of the FDIC. Each of National and Clovis Bank has the corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus and is duly qualified to transact business in all jurisdictions in which the conduct of its business or its ownership or leasing of property requires such qualification and the failure so to comply or qualify would have a material adverse effect on its business or condition, financial or otherwise.

         (vii) Based upon current guidelines of the Federal Reserve Board, the liquidation amount of the Capital Securities will constitute "tier 1" capital (as defined in 12 C.F.R. Part 225), subject to applicable regulatory limitations on the amount thereof that can be included in tier 1 capital.

         (viii) The Trust Agreement, the Indenture and the Guarantee Agreement have each been duly qualified under the Trust Indenture Act.

         (ix) The Junior Subordinated Debentures are in the form contemplated by the Indenture, have been duly authorized, executed and delivered by the Company and, when authenticated by the Indenture Trustee in the manner provided for in the Indenture and delivered against payment therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

         (x) The Trust Agreement has been duly authorized, executed and delivered by the Company and the Administrative Trustees, and is a valid and binding obligation of the Company and each of the Administrative Trustees, enforceable against the Company and each of the Administrative Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, and subject to general principles of equity.

         (xi) The Guarantee Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, and subject to general principles of equity.

         (xii) The Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, and subject to general principles of equity.

         (xiii) The Company has full corporate power and authority to enter into this Agreement, the Indenture, the Trust Agreement and the Guarantee Agreement, to issue the Junior Subordinated Debentures and to effect the transactions contemplated by this Agreement, the Indenture, the Trust Agreement and the Guarantee Agreement. The Trust has full trust power and authority to enter into this Agreement and the Trust Agreement, to issue the Capital Securities and to effect the transactions contemplated by this Agreement, the Trust Agreement, the Indenture and the Guarantee Agreement. The execution, delivery and performance of this Agreement, the Indenture, the Trust Agreement, the Guarantee Agreement, the Expense Agreement, the Capital Securities, the Common Securities and the Junior Subordinated Debentures and the consummation of the transactions herein or therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule or regulation, any lease, contract, indenture, mortgage, loan agreement or other agreement or instrument known to such counsel to which the Company or the Trust is a party or by which either is bound or to which any of their property is subject, the Company's or any Subsidiary's charter or bylaws, or the Trust's Certificate of Trust or the Trust Agreement or any permit, judgment, order or decree known to such counsel of any court or governmental agency or body having jurisdiction over the Company or the Trust or any of its respective properties, except for any breach, violation or default which would not have a material adverse effect on the Company and the Trust, taken as a whole; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Indenture, the Trust Agreement, the Guarantee Agreement, the Capital Securities, the Junior Subordinated Debentures, or the Guarantee or for the consummation of the transactions contemplated hereby or thereby, including the issuance or sale of the Junior Subordinated Debentures by the Company and the Common Securities and Capital Securities by the Trust, except (a) such as may be required under the Act, which has been obtained, or under state securities or blue sky laws, and (b) the qualification of the Trust Agreement, the Guarantee Agreement and the Indenture under the Trust Indenture Act and the regulations thereunder, all of which have been effected.

         (xiv) The Junior Subordinated Debentures are subordinate and junior in right of payment to all ASenior and Subordinated Debt" (as defined in the Indenture) of the Company.

         (xv) Neither the Company nor the Trust is an Ainvestment company" or a company Acontrolled" by an Ainvestment company" within the meaning of the 1940 Act.

         (xvi) To such counsel's knowledge and information after due inquiry, the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus.

         (xvii) To such counsel's knowledge and information after due inquiry, the Offerors are not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or any other instrument known to such counsel to which either of the Offerors is a party or by which either of them may be bound, or to which any of the property or assets of either the Company or the Trust is subject.

         (xviii) The Registration Statement has become effective under the Act and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of such counsel, threatened by the Commission.

         (xix) The statements (a) in the Prospectus under the caption "Risk Related to an Investment in Heartland Financial -- We are subject to significant government regulation," (b) in the Registration Statement in Item 15 and (c) in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 under the caption "Supervision and Regulation," insofar as such statements constitute a summary of matters of law, are accurate summaries and fairly present the information called for with respect to such matters. The statements in the Prospectus under the captions "Risks Related to an Investment in the Capital Securities," "Description of the Trust," "Description of the Capital Securities," Description of the Debentures," "Description of the Guarantee" and "Relationship Among the Capital Securities, the Debentures and the Guarantee," insofar as such statements constitute a summary of matters of law or of the legal matters, documents or proceedings referred to therein, are accurate summaries and fairly present the information called for with respect to such matters.

         (xx) The statements, other than those referred to in paragraph (xviii) of counsel's opinion, in the Registration Statement and the Prospectus describing (a) statutes, rules and regulations, (b) legal and governmental proceedings or rulings, and (c) contracts and other documents are accurate and fairly present the information required to be shown; and such counsel does not know of any statutes, rules or regulations or legal or governmental proceedings, pending or threatened, required to be described in the Registration Statement and the Prospectus that are not described as required, or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or included as exhibits to the Registration Statement that are not described or included as required.

         (xxi) The reports of the Company incorporated by reference in the Registration Statement and the Prospectus or any further amendment or supplement thereto made by the Company (other than the financial statements, other financial data and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder. Such counsel does not know of any contracts, agreements, documents or instruments required to be filed as exhibits to any such reports or described in any such reports which are not so filed or described as required; and, insofar as any statements in any such report constitute summaries of any contract, agreement, document or instrument to which the Company or any Subsidiary is a party, such statements are accurate summaries and fairly present the information called for with respect to such matters.

         (xxii) To such counsel's knowledge, neither the Company nor any of its Subsidiaries is in violation of its respective charter or bylaws.

         (xxiii) The Registration Statement and the Prospectus, and any amendment thereof or supplement thereto (including any term sheet within the meaning of Rule 434 under the Act), comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder and the Trust Indenture Act and the rules and regulations thereunder.